Exhibit 10.14.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of November 10, 2005, by and among the lenders listed on the signature pages hereof as Lenders (the “Lenders”), DYNAMEX INC., a Delaware corporation (the “Borrower”), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation, DYNAMEX OPERATIONS WEST, INC., a Delaware corporation, ROAD RUNNER TRANSPORTATION, INC., a Minnesota corporation, NEW YORK DOCUMENT EXCHANGE CORPORATION, a New York corporation, DYNAMEX DEDICATED FLEET SERVICES, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation, DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation, BANK OF AMERICA, N.A., in its capacity as a lender (the “Lender”), and BANK OF AMERICA, N.A., as administrative agent for itself and the Lender (in such capacity, the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the other Loan Parties (as defined in the Credit Agreement defined below), the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 2, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of April 22, 2005 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower has requested an amendment to increase the Commitment from $15,000,000 to $20,000,000 to the Credit Agreement.
     C. The Borrower, the Lender and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS.
     (a) The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
     “Commitment” means, as to any Lender, the obligation of such Lender to make Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto (or any amendment to the Credit Agreement) under the heading “Commitment” or, if such Lender is a party to an Assignment and Acceptance, the amount of the “Commitment” set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.12 or 11.2, and “Commitments” means such obligations of all Lenders. As of the Second Amendment Effective Date, the aggregate principal amount of the Commitment is $20,000,000.
     (b) The defined term “Second Amendment” is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:
     “Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of November 10, 2005, among the Borrower, the Lender and the Administrative Agent.
     (c) The defined term “Second Amendment Effective Date” is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:
     “Second Amendment Effective Date” means the date that all of the conditions to effectiveness set forth in Section 3 of the Second Amendment have been satisfied.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, after taking into account the effectiveness of this Second Amendment:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, the replacement Revolving Loan Note for the Lender in the amount of the Commitment as increased by this Second Amendment (the “Replacement Note”), (ii) this Second Amendment and the Replacement Note have been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Replacement Note and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Second Amendment, the Replacement Note or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or organizational documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower) not previously obtained is required for the execution, delivery or performance by the Borrower of this Second Amendment or the Replacement Note.

     3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction of the following conditions:
     (a) the representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Lenders;
     (c) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Loan Party;
     (d) the Administrative Agent shall have received duly executed Replacement Note for the Lender; and
     (e) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.
     4. LOAN PARTY’S ACKNOWLEDGMENT. By signing below, each Loan Party (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of the Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, or any of the provisions contemplated herein, and include the increase of the Commitment provided for in this Second Amendment, (iii) ratifies and confirms its obligations under the Loan Documents to which it is a party, and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.
     5. RELEASE. IN CONSIDERATION OF THE LENDER’S EXECUTION OF THIS SECOND AMENDMENT, EACH OF THE LOAN PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), DOES VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER, EACH EXITING LENDER AND ADMINISTRATIVE AGENT AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A “RELEASED PARTY”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS SECOND AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY LOAN PARTY MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “OBLIGATIONS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR

RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS SECOND AMENDMENT.
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Second Amendment.
     (b) Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     7. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder.
     8. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.
     10. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.
     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

DYNAMEX INC.

By:

Name:

Title:

DYNAMEX OPERATIONS EAST, INC.
DYNAMEX OPERATIONS WEST, INC.
ROAD RUNNER TRANSPORTATION, INC.
NEW YORK DOCUMENT EXCHANGE CORPORATION
DYNAMEX DEDICATED FLEET SERVICES, INC.
DYNAMEX CANADA HOLDINGS, INC.
DYNAMEX PROVINCIAL COURIERS, INC.

By:

Name:

Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

Name:

Title:

LENDER:

BANK OF AMERICA, N.A.

COMMITMENT: $20,000,000
By:

Name:

Title: